                                                                    EXHIBIT 10.4

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

      This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "AMENDMENT") is made and entered into as of April 20, 2005 among BPI Industries Inc., a British Columbia corporation (the "COMPANY"), and the holders of shares of the Company's Common Stock that are listed on the signatures pages to this Amendment (the "PURCHASERS").

      A. The Purchasers have purchased Units from the Company, each Unit consisting of two shares of the Company's Common Stock and one Investor Warrant, in connection with an offering by the Company that initially closed on December 31, 2004 (the "OFFERING").

      B. In connection with the purchase by the Purchasers of the Units, the Company and the Purchasers entered into a Registration Rights Agreement, dated as of December 31, 2004 (the "REGISTRATION RIGHTS AGREEMENT").

      C. The Company desires to amend the Registration Rights Agreement, for among other reasons, to clarify certain ambiguities that exist between the Registration Rights Agreement and the offering memorandum circulated in connection with the Offering, as the same was amended (the "OFFERING MEMORANDUM").

      D. This Amendment will become effective upon the execution of counterpart signature pages hereto by the Company and Purchasers holding a majority of the number of shares of Registrable Securities outstanding as of the date hereof (the "CONSENTING PURCHASERS"), pursuant to Section 10(h) of the Registration Rights Agreement.

      The Company and the Consenting Purchasers, on behalf of all of the Purchasers, hereby agree as follows.

      1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

      2. Amendments. The Registration Rights Agreement is hereby amended as follows:

            (i) The first clause of the first sentence of Section 3(a) is amended to read in its entirety as follows:

            On or before June 30, 2005, the Company shall file with the Commission a shelf registration statement on Form S-1, relating to the resale by the Holders of all of the Registrable Securities;

            (ii) Section 3(d) is amended to read in its entirety as follows:

            If a Registration Event occurs, then the Company will make payments to each Purchaser and SMH (to the extent that it has exercised the Warrant)(a "QUALIFIED PURCHASER"), as liquidated damages for the minimum amount of damages to the

                                       1
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            Qualified Purchaser by reason thereof, and not as a penalty, at a rate equal to one and one-half percent (1.5%) of the Offering Price per Unit or, with respect to SMH, one-tenth of one and one-half percent (0.15%) of the Offering Price for each share of Common Stock acquired upon exercise of the Warrant held by such Qualified Purchaser per month, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days). Each such payment shall be due and payable within five days after the end of each calendar month of the Registration Default Period until termination of the Registration Default Period and within five days after such termination. Such payments shall not constitute the Qualified Purchaser's exclusive remedy for a Registration Event. The amounts payable as liquidated damages pursuant to this Section 3(d) shall be payable in lawful money of the United States. Amounts payable as liquidated damages shall cease, with respect to the Registrable Securities of any Qualified Purchaser, to the extent that the Qualified Purchaser no longer holds such shares of Registrable Securities. SMH acknowledges and agrees that the liquidated damages provided for in this Section 3(d) shall apply to Registrable Securities of SMH only to the extent SMH has exercised the Warrant.

            (iii) Section 4(k) is amended to read in its entirety as follows:

            use its commercially reasonable best efforts, on and after the SEC Effective Date, to cause the Common Stock, including all of the Registrable Securities covered by the Registration Statement, to be listed or quoted on an Approved Market.

            (iv) Section 1 is amended by deleting the defined term "Registration Default Date" from such section, and amending the defined terms "Registration Default Period" and "Registration Event" to read in their entirety as follows:

            "Registration Default Period" means (a) if the Company has failed to file the Registration Statement with the Commission on or before June 30, 2005, the period commencing on July 1, 2005 and ending on the date that the Company files the Registration Statement with the Commission and (b) if the Company has failed to use its commercially reasonable best efforts, on and after the SEC Effective Date, to cause the Common Stock, including all of the Registrable Securities covered by the Registration Statement, to be listed or quoted on an Approved Market, the period commencing on the first date after the SEC Effective Date that the Company fails to use such efforts and ending on the earlier of (x) the date the Company commences or recommences using such efforts and (y) the date such Common Stock becomes listed or quoted on an Approved Market.

            "Registration Event" means that (a) the Company has failed to file the Registration Statement on or before June 30, 2005 or (b) the Company has failed to use its commercially reasonable best efforts, on and after the SEC Effective Date, to cause the Common Stock, including all of the Registrable Securities

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            covered by the Registration Statement, to be listed or quoted on an
            Approved Market.

      3. Acknowledgment. The Purchasers acknowledge and agree that, notwithstanding any reference to the contrary contained in the Offering Memorandum, the Company is not prohibited from including in any registration statement filed by the Company pursuant to the Registration Rights Agreement any shares of Common Stock or other securities issued by the Company prior to or after the Offering, including without limitation any shares of Common Stock or other securities held by officers or other affiliates of the Company.

      4. Units Owned. For purposes of permitting the Company to ascertain when this Amendment shall become effective, each Purchaser that signs this Amendment hereby confirms, on behalf of such Purchaser only, that such Purchaser currently owns the same number of Units purchased by such Purchaser in the Offering.

      5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Counterpart signatures may be delivered by facsimile or electronic transmission, each of which shall have the same force and effect as an original signed copy.

      All other provisions of the Registration Rights Agreement shall remain unchanged and shall remain in full force and effect as of the date hereof.

                             [signature pages appear on the following pages]

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      IN WITNESS WHEREOF, the Company and the Purchasers executing counterpart signature pages hereto have executed this Amendment as of the date set forth above.

   BPI Industries Inc.

   By:_________________________
   Name:_______________________
   Title:______________________

   Sanders Morris Harris Inc.

   By:_________________________
   Name:_______________________
   Title:______________________

   IftCo as nominee for Natural Resources
   Portfolio of The Prudential Series Fund, Inc.

   By:_________________________
   Name:_______________________
   Title:______________________

   Backport & Co as nominee for Jennison
   Natural Resources Fund, Inc.

   By:_________________________
   Name:_______________________
   Title:______________________

   _____________________________
   Jan Bartholomew

                                Signature Page-1
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   ______________________________
   IRA FBO Melton R. Pipes
   Pershing LLC as Custodian

   ______________________________
   George Zilich

   ______________________________
   Seth Silberman

   Crestview Capital Funds

   By:_____________________________
   Name:___________________________
   Title:__________________________

   JMG Trinton Offshore Fund, Ltd.

   By:_____________________________
   Name:___________________________
   Title:__________________________

   JMG Capital Partners, LP

   By:_____________________________
   Name:___________________________
   Title:__________________________

                                Signature Page-2

   ______________________________
   George L. Ball

   ______________________________
   Richard E. Bean

   ______________________________
   Robert E. Garrison, II

   ______________________________
   Ben T. Morris

   ______________________________
   Frederic L. Saalwachter

   ______________________________
   Don A. Sanders Restricted

                                Signature Page-3
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   ______________________________
   Katherine U. Sanders

   ____________________________________
   Donald V. Weir TTEE Sanders 1998
   Children's Trust DTD 12/01/97

   Sanders Opportunity Fund, L.P.

   By:________________________
   Name:______________________
   Title:_____________________

   _____________________________________
   Eric G. Weir TTEE FBO Weir 1998
   Children's Trust U/A/D 08/14/98

   ______________________________________

   ______________________________________
   Don Weir and Julie Ellen Weir T/I/C

                                Signature Page-4
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   ________________________________________

   ________________________________________
   Lee H. Corbin & Daniel A. Corbin JT/TEN

   ________________________________________

   ________________________________________
   T. Buchanan & J. Buchanan CO/TTEES
   for the Buchanan Advisors, Inc.
   Defined Benefit Plan V/A DTD 1/1/2002

   Hunter & Company LLC Pension Trust

   By:________________________
   Name:______________________
   Title:_____________________

   _________________________________________________
   Elisa Medhus TTEE for the Atlantis Software
   Company Employee Pro SH PL UAD
   01/01/93

   ________________________________________

   ________________________________________
   Rune Medhus and Elisa Medhus MD TIC

                                Signature Page-5
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   ________________________________________
   T. Scott O'Keefe

   ________________________________________
   Jan Rask

   ________________________________________
   Vincent Vazquez

   ________________________________________
   IRA FBO Charles L. Ramsay, Jr.
   Pershing LLC as Custodian

   ________________________________________
   Mark Newton Davis

   ________________________________________
   Steven R. Elliott

                                Signature Page-6
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   ________________________________________
   Marie Mildren

   ________________________________________
   Gerald W. Pope TTEE
   for the Gerald W. Pope REV TR
   U/A DTD 11/30/78

   ________________________________________
   David L. Shadid

   ________________________________________
   Edwin Freedman

   Sanders Opportunity Fund
   (Institutional), L.P.

   By:___________________________
   Name:_________________________
   Title:_________________________

                                Signature Page-7
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   ________________________________________

   ________________________________________
   John H. Malanga and Jodi F. Malanga,
   JT/TEN

   ________________________________________
   Carl Pipes

   ________________________________________
   Mark Leszczynski

   Vessels Coal Gas, Inc.

   By:______________________________
   Name:____________________________
   Title:___________________________

   ________________________________________

   ________________________________________
   Thomas Asarch and Barbara Asarch JT/TEN

                                Signature Page-8
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   ________________________________________
   IRA FBO Scott M Marshall
   Pershing LLC as Custodian
   ________________________________________
   Bascom Baynes

   ________________________________________
   Lenny Olim

   CFSIL a/c Colonial First State Wholesale
   Global Resources Fund

   By:___________________________
   Name:_________________________
   Title:________________________

   Crescent International, Ltd.

   By:____________________________
   Name:__________________________
   Title:__________________________

   ________________________________________
   Brian Kuhn

                                Signature Page-9
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   ________________________________________
   Rose Anna Marshall

   Nite Capital L.P.

   By:_______________________
   Name:_____________________
   Title:___________________

   ________________________________________
   Thomas J. Vessels

   Delaware Charter Guarantee and Trust Co.
   F/B/O Erik Klefos IRRA

   By:__________________________
   Name:________________________
   Title:_______________________

   Delaware Charter Guarantee and Trust Co.
   F/B/O Brede C. Klefos IRA

   By:_________________________
   Name:_______________________
   Title:______________________

   ________________________________________
   Mathew Dobbs
   31 Gresham Street

                               Signature Page-10
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   ________________________________________
   Mark Bridgeman

   ________________________________________
   Sarah-Jane Bridgeman

   ________________________________________
   Peter Bridgeman

                               Signature Page-11